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                                                                 EXHIBIT 10.19.5

                                 FIFTH AMENDMENT

         FIFTH AMENDMENT (the "Fifth Amendment"), dated as of October 29, 2003, among FELCOR LODGING TRUST INCORPORATED (f/k/a FelCor Suite Hotels, Inc.), a Maryland corporation ("FelCor"), FELCOR LODGING LIMITED PARTNERSHIP (f/k/a FelCor Suites Limited Partnership), a Delaware limited partnership ("FelCor LP" and collectively with FelCor, the "US Borrower"), FELCOR CANADA CO., a Nova Scotia unlimited liability company (the "Canadian Borrower" and collectively with the US Borrower, the "Borrower"), the Lenders from time to time party thereto, DEUTSCHE Bank Trust Company AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent (the "Syndication Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank) ("JPMCB"), as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                             W I T N E S S E T H :

         WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to the Seventh Amended and Restated Credit Agreement, dated as of July 26, 2001 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions the Credit Agreement as provided herein;

         NOW, THEREFORE, it is agreed;

I.       Amendments

         1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Minimum Tangible Net Worth" appearing therein and inserting the following new definition in lieu thereof:

                  "Minimum Tangible Net Worth" means, with respect to the US Borrower, the sum of (i) $1,500,000,000; plus (ii) 50% of the aggregate net proceeds received by the US Borrower or any of its Subsidiaries after June 30, 2000 in connection with any offering of Stock or Stock Equivalents of the US Borrower and its Subsidiaries taken as a whole, minus (iii) up to $250,000,000 in the aggregate of non-cash impairment charges related to the write-down of certain non-strategic Hotels actually incurred by the US Borrower after June 30, 2003.

         2. Section 1.1 of the Credit Agreement is hereby further amended by deleting the paragraph appearing at the end of the definition of "Unencumbered Hotel Property" and inserting the following paragraph in lieu thereof:

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         "provided that, if a Joint Venture Hotel is owned by an Eligible Joint
         Venture which owns more than a single Hotel, such Joint Venture Hotel shall only be an Unencumbered Hotel Property if it satisfies all of the requirements set forth in subparagraphs (a) through (d) above and all other Hotels owned by such Eligible Joint Venture satisfy the conditions set forth in subparagraphs (a) and (c) above; provided further, that the parties acknowledge and agree that (I) the Embassy Suites Hotel located at Los Angeles Airport, CA is subject to a mortgage in favor of FelCor LP but the Administrative Agent has agreed, as a one time waiver only, to accept such Hotel as Unencumbered (for purposes of clause (a) above) so long as such Hotel shall cease to be Unencumbered (for purposes of clause (a) above), inter alia, in the event that FelCor LP assigns its mortgage to any other Person and (II) each Warehouse Facility Hotel shall be deemed to be an Unencumbered (for purposes of clause (a) above) even if it is subject to a mortgage or other Lien granted under the Warehouse Facility, at all times when there is no (x) Indebtedness outstanding and (y) claim for indemnification against the Borrower or any of it Subsidiaries, for which notice has been received, in each case under the Warehouse Facility, provided that each Warehouse Facility Hotel shall cease to be deemed to be Unencumbered (for purposes of clause (a) above), inter alia, at any time that (x) any Indebtedness is outstanding or (y) the Borrower or any of its Subsidiaries receives notice that it is subject to a claim for indemnification, in each case under the Warehouse Facility."

         3. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following defined terms in the appropriate alphabetical order:

                  "Warehouse Facility" shall mean that certain loan facility agreement dated as of June 18, 2003, among the Borrower, certain Subsidiaries of the Borrower and JPMorgan Chase Bank, as same may be amended from time to time.

                  "Warehouse Facility Hotel" shall mean each Hotel that is mortgaged or otherwise subject to a Lien to secure the Warehouse Facility.

         4. Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.1. Unsecured Interest Expense Coverage. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Unencumbered NOI to (b) Unsecured Interest Expense, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.90:1.0, provided that, the minimum ratio set forth above shall be not less than 1.10:1.0 for the Fiscal Quarters ending September 30, 2003 through September 30, 2004."

         5. Section 7.5(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

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                  "(e) Notwithstanding anything contained in this Agreement, the
         US Borrower may engage in like-kind exchanges pursuant to, and in compliance with, Section 1031 of the Code (i) that may result in Net Cash Proceeds in an aggregate amount not to exceed $30,000,000 with respect to the Holiday Inn Amarillo; Holiday Inn Texarkana; Holiday Inn Odessa; Holiday Inn Moline Airport; Holiday Inn Express Omaha SW; and Hampton Omaha SW properties and (ii) with up to $32,000,000 of Net Cash Proceeds received from the disposition of four (4) Holiday Inn Hotels located in Ontario, Canada.".

II.      Miscellaneous Provisions

         1. In order to induce the Lenders to enter into this Fifth Amendment, each Borrower hereby represents and warrants on behalf of itself and its respective Subsidiaries that (i) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Fifth Amendment Effective Date, in each case both before and after giving effect to this Fifth Amendment.

         2. This Fifth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         3. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Fifth Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when each Borrower and the Super Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) same to the Administrative Agent.

         5. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

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                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

                                         FELCOR LODGING TRUST
                                             INCORPORATED

                                         By: /s/ Andrew J. Welch
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President

                                         FELCOR LODGING LIMITED
                                             PARTNERSHIP

                                         By: FelCor Lodging Trust Incorporated,
                                             its general partner

                                         By: /s/ Andrew J. Welch
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President

                                         FELCOR CANADA CO.

                                         By: /s/ Andrew J. Welch
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President

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                                         JPMORGAN CHASE BANK (f/k/a The Chase
                                            Manhattan Bank), Individually and as
                                            Administrative Agent

                                         By: /s/ illegible
                                             -----------------------------------
                                             Name:  illegible
                                             Title: Managing Director

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Lesa J. Butler
                                             -----------------------------------
                                             Name:  Lesa J. Butler
                                             Title: Principal

                                         BANK OF MONTREAL

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS (f/k/a Bankers Trust
                                            Company)

                                         By: /s/ George R. Reynolds
                                             -----------------------------------
                                             Name:  George R. Reynolds
                                             Title: Vice President

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                                         CHANG HWA COMMERCIAL BANK LTD.,
                                            NEW YORK BRANCH

                                         By: /s/ Ming-Hsien Lin
                                             -----------------------------------
                                             Name:  Ming-Hsien Lin
                                             Title: SVP & General Manager

                                         CITICORP NORTH AMERICA, INC.

                                         By: /s/ Michael P. Psyllos
                                             -----------------------------------
                                             Name:  Michael P. Psyllos
                                             Title: Vice President

                                         CREDIT LYONNAIS, NEW YORK BRANCH

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         FLEET NATIONAL BANK, N.A.

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         HUA NAN COMMERCIAL BANK, LTD.
                                            NEW YORK AGENCY

                                         By: ___________________________________
                                             Name:
                                             Title:

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                                         MORGAN STANLEY SENIOR FUNDING,
                                            INC.

                                         By: /s/ Todd Vannucci
                                             -----------------------------------
                                             Name:  Todd Vannucci
                                             Title: Executive Director

                                         WELLS FARGO, NATIONAL
                                            ASSOCIATION

                                         By: /s/ Kent Howard
                                             -----------------------------------
                                             Name:  Kent Howard
                                             Title: SVP

                                         CITIBANK, N.A.

                                         By: /s/ James B. Maxwell
                                             -----------------------------------
                                             Name:  James B. Maxwell
                                             Title: Attorney-in-fact